Exhibit 32.1

GENERAL CABLE CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 202

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of General Cable Corporation (the “Company”) individually hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 28, 2013 (the "Report") that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 21, 2014	/s/ GREGORY B. KENNY
Gregory B. Kenny
President and Chief Executive Officer

Date:	January 21, 2014	/s/ BRIAN J. ROBINSON
Brian J. Robinson
Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 0f Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.